Exhibit 99.1

Forum Establishes Auto Loan Warehouse Facility Enabling 24/7/365 Loan Settlement via Blockchain Infrastructure

Forum intends to buy loans from the warehouse, generating cash flow and enhancing the yield profile of upcoming auto loan tokens

PALM BEACH, Fla., March 9, 2026 /PRNewswire/ — Forum Markets, Incorporated (Nasdaq: FRMM) (“Forum”), a digital asset platform modernizing capital markets through the tokenization of real-world assets on Ethereum, today announced that it has entered into a $10 million revolving warehouse facility agreement to finance fully secured first-lien auto loans originated through Automatic USA, an automated auto finance platform partnered with Karus, Inc., an AI-driven credit analytics platform in which Forum holds an equity interest. The facility is expected to support the aggregation of high-quality, short-duration receivables as part of Forum’s broader strategy to originate, structure, and ultimately tokenize institutional-grade real-world credit assets. This structure is expected to generate immediate double-digit yield from secured warehouse lending, independent of the timing of future token issuance.

The 12-month facility provides scalable capital to fund fully secured auto loans at the point of origination. Loans financed under the facility are structured for 7-10 business day holding periods with forward sales to long-term buyers, including Forum and its affiliated tokenization subsidiaries. Forum expects to realize 12%-13% yield on the warehouse facility.

Automatic USA automates dealer-level loan applications and partners with Karus to analyze borrowers and deliver credit decisions in minutes. In what it believes is an industry first, Forum expects to provide loan settlement and instant capital deployment directly into auto dealer networks on a 24/7/365 basis by combining AI underwriting, embedded warehouse capital, and blockchain-based infrastructure.

Embedding Tokenization at Origination

Forum’s warehouse structure builds on its existing integration with Karus, operationalizing its strategy to combine AI-driven credit analytics with blockchain-based infrastructure to bring real-world credit assets on chain at scale. By embedding blockchain into the primary funding process, Forum is transforming what has historically been a fragmented, batch-settlement warehouse model into a real-time blockchain-native issuance framework available to all loan buyers.

“One of Forum’s goals is to modernize how loans are originated, financed, and distributed,” said McAndrew Rudisill, chairman and chief executive officer of Forum. “By integrating Karus’ AI underwriting with our blockchain infrastructure and embedding warehouse capital directly at the point of origination, we are building a repeatable pipeline that connects auto dealer networks to both on-chain capital markets and traditional loan buyers.”

The settlement partner for this warehouse facility is Liquidity.io, which provides the blockchain infrastructure to enable 24/7/365 settlement, collateralized by Texas Capital Bank Government Money Market ETF (MMKT).

Enhancing Yield and Scaling the Karus Token Platform

Interest income generated from the warehouse facility is expected to be combined with auto loans acquired from Karus-related pipelines to enhance the aggregate net yield profile of the upcoming auto loan tokenized products. While auto loans acquired by Forum for long-term hold are expected to generate high single-digit yields, the warehouse facility is expected to generate approximately 12%-13% annualized yield, resulting in a higher blended return profile across the tokenized structure.

This combination reflects Forum’s broader economic model, which seeks to generate value through yield on assets prior to tokenization, origination and structuring economics, recurring asset management revenue, and transaction-based activity as secondary liquidity develops.

The warehouse facility serves as both proof of concept and an income-generating deployment of capital, establishing scalable funding infrastructure that can be replicated across additional asset classes. By aligning AI-based underwriting, revolving credit capacity, and blockchain settlement rails, Forum is tangibly advancing market infrastructure for institutional-grade, on-chain real-world assets.

About Forum

Forum Markets, Incorporated (Nasdaq: FRMM) is a digital asset platform modernizing capital markets through the tokenization of institutional-grade real-world assets on Ethereum. The company structures and brings cash-generating assets onto blockchain-based infrastructure to unlock liquidity, broaden investor access, and enable more efficient primary issuance and secondary market activity. Forum integrates traditional asset management principles with scalable digital market architecture as it builds a new framework for how real-world value is originated, accessed, and traded. For more information, visit www.forum-markets.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected benefits of the acquisition of the engines, expectations with respect to future performance, including the expected return on invested capital, and growth of Forum; the ability of Forum to execute its plans, undertake tokenization activities and achieve future performance.

Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond Forum’s control, and actual results may differ materially. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “targets,” “scheduled,” “anticipates,” “soon,” “goal,” “intends,” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

Applicable risks and uncertainties include, among others, the performance of the Eurus Aero Token I issued by ETHZilla Aerospace LLC (“ETHZilla Aerospace”), including anticipated yields thereof; the Eurus Aero Token I lacking a guarantee by Forum or any other affiliate of ETHZilla Aerospace and there being no recourse to Forum or any other affiliate of ETHZilla Aerospace; failure to realize the anticipated benefits of the tokenization of real-word assets and other risks associated therewith, including litigation, regulatory, and others; failure to realize the anticipated benefits of Forum’s digital asset treasury strategy; Forum’s previously disclosed stock repurchase program; Forum’s ability to achieve profitable operations; risks relating to Forum’s recent acquisitions; expectations regarding the capitalization, resources and ownership structure of Forum; Forum’s digital asset treasury strategy, the digital assets held by Forum, Forum’s current and anticipated yield strategies, including its participation in DeFi protocols and tokenization of real-world assets; fluctuations in the market price of ETH that will impact Forum’s accounting and financial reporting; government regulation of cryptocurrencies; Forum’s ability to repurchase shares of common stock, the timing thereof, purchase price thereof, and the fact that repurchases may not be undertaken under the stock repurchase program; changes in securities laws or regulations; changes in business, market, financial, political and regulatory conditions; risks relating to the Forum’s OTC transactions, including Forum’s ability to repay such facilities, covenants associated therewith and security interests associated therewith, including security interests over certain of our cash and ETH; risks relating to Forum’s previously announced ATM offering, including potential downward pressure on Forum’s stock price associated therewith; risks relating to Forum’s operations and business, including the highly volatile nature of the price of ETH and other cryptocurrencies; the risk that Forum’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which Forum does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, expectations with respect to future performance, growth and anticipated acquisitions; potential litigation involving Forum; global economic conditions; geopolitical events and regulatory changes; access to additional financing, and the potential lack of such financing; and Forum’s ability to raise funding in the future and the terms of such funding, including dilution caused thereby, as well as those risks and uncertainties identified and those identified under the heading “Risk Factors” in Forum’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Forum’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as well as the supplemental risk factors and other information Forum has or may file with the U.S. Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on these statements. Investors should also be aware that under U.S. generally accepted accounting principles (GAAP), certain crypto assets must be measured at fair value, with changes recognized in net income for each reporting period. These fair value adjustments may cause significant fluctuations in Forum’s balance sheet and income statement from period-to-period. In addition, for certain crypto assets, including ETH, which Forum holds, impairment charges may be required to be reported in net income if the market price of such assets (including ETH) falls below the cost basis at which those assets are carried on the balance sheet. Readers are encouraged to read Forum’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and Forum undertakes no obligation to update any forward-looking statements except as required by law. Forum’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SOURCE Forum Markets, Incorporated

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